Exhibit 3.5

9810739/1

Number 562542	DUPLICATE FOR THE FILE

1657248

Certificate of Incorporation

I hereby certify that

GE INTERNATIONAL FINANCE COMPANY

is this day incorporated under

the Companies Acts 1963 to 2013.

Given under my hand at Dublin, this

Friday, the 22nd day of May, 2015

for Registrar of Companies

Certificate handed to/posted to*:	A & L Goodbody
International Financial Services Centre,
North Wall Quay,
Dublin 1.

Signed:	Date: 25/5/2015

* Delete as appropriate

9819033/1	DUPLICATE FOR THE FILE

Number 562542
1658723

Certificate of Incorporation

on change of name

I hereby certify that

GE INTERNATIONAL FINANCE COMPANY

having, by a Special Resolution of the Company,

and with the approval of the Registrar of Companies,

changed its name, is now incorporated

under the name

GE CAPITAL INTERNATIONAL FUNDING COMPANY

and I have entered such name on the Register accordingly.

Given under my hand at Dublin, this

Wednesday, the 27th day of May, 2015

\

for Registrar of Companies

Certificate handed to/posted to*:	A & L Goodbody
International Financial Services Centre,
North Wall Quay,
Dublin 1.

Signed:	Date: 27-5-2015

*	Delete as appropriate

Uimhir	562542

Number	562542

DEIMHNIÚ CORPRAITHE UM ATHRÚ AINM

Certificate of Incorporation

On Change Of Name

Deimhnim leis seo go bhfuil an chuideachta

I hereby certify that

GE CAPITAL INTERNATIONAL FUNDING COMPANY

a bhfuil a hainm athraithe aici le ceadú Chláraitheoir na gCuideachtai, corpraithe anois faoin ainm having, with the approval of the Registrar of Companies, changed its name, is now incorporated under the name

GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED COMPANY

agus go bhfuil an t-ainm sin curtha ar an gClár agam dá réir.

and I have entered such name on the Register accordingly.

Arna thabhairt faoi mo láimh, Given under my hand, Céadaoin, an 13u lá d’Aibréan, 2016 Wednesday, the 13th day of April, 2016	WE CERTIFY THAT THE WITHIN IS A TRUE COPY OF THE ORIGINAL A&L Goodbody DATED THE 15th DAY OF April 2016 A&L GOODBODY

thar ceann Chláraitheoir na gCuideachtai

for Registrar of Companies